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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                  July 24, 2007


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                     1-16811                  25-1897152
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

            600 Grant Street, Pittsburgh, PA                       15219-2800
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        (Address of principal executive offices)                   (Zip Code)

                                 (412) 433-1121
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                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

On July 24, 2007, United States Steel Corporation issued a press release announcing its financial results for second quarter 2007. The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)      Exhibits

            99.1 Press Release dated July 24, 2007, titled "United States Steel Corporation Reports 2007 Second Quarter Results," together with related unaudited financial information and statistics.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED STATES STEEL CORPORATION



                                        By: /s/ Larry G. Schultz
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                                            Larry G. Schultz
                                            Vice President & Controller



Dated:  July 24, 2007